SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------

                          Deutsche Short Duration Fund




Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2006.


RICK SMITH, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.



               Please Retain This Supplement for Future Reference




February 16, 2017
PROSTKR-792

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